EXHIBIT 10 (a)


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-74411 of Allstate Life of New York Separate
Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 19, 1999 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 18, 1999 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

Chicago Illinois
February 1, 2000






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EXHIBIT 10(b)
Freedman, Levy, Kroll & Simonds

                                   CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-74411).




Washington, D.C.
January 27, 2000